EXHIBIT I

JOINT FILING AGREEMENT

The undersigned acknowledge and agree that the foregoing statement on Schedule 13G is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13G shall be filed on behalf of each of the undersigned without the necessity of filing additional joint filing agreements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him, her or it contained herein and therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that he or it knows or has reason to believe that such information is inaccurate.

Dated April  7, 2023

CIBC EMPLOYEE PRIVATE EQUITY FUND (TRIMARAN) PARTNERS

BY: CIBC EMPLOYEE PRIVATE EQUITY FUND (US) I, L.P.

BY: ESC FUND MANAGEMENT CO. (U.S.) INC., ITS
GENERAL PARTNER

BY: ESC ADVISORS LLC, AS INVESTMENT ADVISOR

By:	/s/ Jean Raymond
	Name:	Jean Raymond
	Title:	Managing Director

CIBC EMPLOYEE PRIVATE EQUITY FUND (US) I, L.P.

BY: ESC FUND MANAGEMENT CO. (U.S.) INC., ITS GENERAL PARTNER

BY: ESC ADVISORS LLC, AS INVESTMENT ADVISOR

By:	/s/ Jean Raymond
	Name:	Jean Raymond
	Title:	Managing Director

ESC FUND MANAGEMENT CO. (U.S.) INC.

BY: ESC ADVISORS LLC, AS INVESTMENT ADVISOR

By:	/s/ Jean Raymond
	Name:	Jean Raymond
	Title:	Managing Director

ESC (CANADA) USLP, L.P.

BY: CIBC EMPLOYEE PRIVATE EQUITY FUND
(CANADA) I, L.P., ITS GENERAL PARTNER

BY: ESC FUND MANAGEMENT CO. (CANADA), INC, ITS GENERAL PARTNER

BY: ESC ADVISORS LLC, AS INVESTMENT ADVISOR

By:	/s/ Jean Raymond
	Name:	Jean Raymond
	Title:	Managing Director

CIBC EMPLOYEE PRIVATE EQUITY FUND
(CANADA) I, L.P.

BY: ESC FUND MANAGEMENT CO. (CANADA), INC, ITS GENERAL PARTNER

BY: ESC ADVISORS LLC, AS INVESTMENT ADVISOR

By:	/s/ Jean Raymond
	Name:	Jean Raymond
	Title:	Managing Director

ESC FUND MANAGEMENT CO. (CANADA), INC.

BY: ESC ADVISORS LLC, AS INVESTMENT ADVISOR

By:	/s/ Jean Raymond
	Name:	Jean Raymond
	Title:	Managing Director

ESC (WORLD) USLP I, L.P.

BY: CIBC EMPLOYEE PRIVATE EQUITY FUND
(WORLD) I, L.P., ITS GENERAL PARTNER

BY: ESC FUND MANAGEMENT CO. (WORLD), INC., ITS GENERAL PARTNER

BY: ESC ADVISORS LLC, AS INVESTMENT ADVISOR

By:	/s/ Jean Raymond
	Name:	Jean Raymond
	Title:	Managing Director

CIBC EMPLOYEE PRIVATE EQUITY FUND
(WORLD) I, L.P.

BY: ESC FUND MANAGEMENT CO. (WORLD), INC., ITS GENERAL PARTNER

BY: ESC ADVISORS LLC, AS INVESTMENT ADVISOR

By:	/s/ Jean Raymond
	Name:	Jean Raymond
	Title:	Managing Director

ESC FUND MANAGEMENT CO. (WORLD), INC.

BY: ESC ADVISORS LLC, AS INVESTMENT ADVISOR

By:	/s/ Jean Raymond
	Name:	Jean Raymond
	Title:	Managing Director